SEMIANNUAL REPORT

Tax-Exempt
California Money Market Fund

March 31, 2003

Dear Shareholder:

Thank you for investing in the Tax-Exempt California Money Market Fund. To provide you with an update of holdings and financial highlights, on the following pages you'll find the fund's semiannual report for the six-month period ended March 31, 2003. Briefly, for the period ended March 31, 2003, the fund's portfolio registered favorable performance and achieved its stated objectives of providing maximum current income while maintaining stability of principal.

Economic and Portfolio Review

For the past 18 months the US economy has experienced a series of small shocks. First was September 11th. Next, a series of corporate scandals - including those involving Enron and WorldCom - were brought to light. Then the buildup to the Iraqi war began last September, when President Bush gave a speech at the United Nations challenging the world body to rid Iraq of weapons of mass destruction. In light of continued economic weakness, the Federal Reserve Board, at its November 6, 2002 Open Market Committee meeting, lowered the federal funds rate 50 basis points to 1.25%. With this action, the Fed clearly indicated that it wanted to jumpstart the US economy. We are approaching the time when the effects should show up in improved economic statistics, but we believe the ongoing war and rebuilding effort in Iraq are masking those effects.

With the buildup to the war in Iraq, money market yields gradually declined during the period, and the money market yield curve flattened. In addition, cities and states across the country, including California, experienced declining revenues and higher expenditures. Because of the state's difficult fiscal situation, two ratings agencies downgraded California municipal securities in late 2002.

Our strategy, in light of the states' financial difficulties and credit downgrades, has been to move away from purchasing municipal credits on their own, and to seek credits that are enhanced by third-party guarantors such as banks and insurance companies. This strategy should help to insulate the fund from the states' credit problems going forward. We are also purchasing securities of municipalities that provide essential services, expecting those municipalities to be adequately funded and the creditworthiness of this debt to be sustained. In addition, we have been working to align the fund's portfolio more closely with its benchmark. This means that the portfolio would generally have 65-70% exposure to variable rate securities and 30-35% exposure to fixed rate securities. Going forward, we will continue to rebalance the fund's portfolio based on cash flows, asset growth and supply and demand.

Fund Results
As of March 31, 2003

7-Day Current Yield	Equivalent Taxable Yield
0.39%*	0.70%

* Does not reflect the effect of a nonrecurring expense adjustment. With this adjustment, the fund's 7-day current yield as of March 31, 2003 was 0.91% and the fund's tax equivalent yield as of March 31, 2003 was 1.63%. The effect of this adjustment on the fund's daily yield and daily dividend may vary based on a number of factors, including the fund's asset levels, and is expected to expire on June 30, 2003. The fund's investment adviser has agreed for the period after June 30, 2003 until September 30, 2003 to waive fees and absorb other operating expenses of the fund to the extent necessary to reduce the fund's total operating expenses, expressed as an annual rate, in accordance with the following declining schedule: (a) for the month of July 2003, the reduction shall be 0.20%; (b) for the month of August 2003, the reduction shall be 0.10%; and (c) for the month of September 2003, the reduction shall be 0.05%. Thereafter, the fund will experience the full level of operating expenses.

At the close of the period, the average maturity of the fund's portfolio was approximately 25 days. We continue to manage the fund's portfolio conservatively, maintaining high quality, adjusting weighted average maturities in response to market conditions and strictly limiting exposure to any one issuer.

Thank you again for your investment. We look forward to serving your investment needs in the months and years to come.

Steven H. Boyd
Vice President and Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the fund. These professionals have a broad range of experience managing money market funds.

Notes

The fund's net yield is the annualized sum of the daily dividend rates for the period. Yields are historical, may fluctuate, and do not guarantee future performance.

The equivalent taxable yield allows you to compare with the performance of taxable money market funds. It is based on the fund's yield and a combined Federal and State of California marginal income tax rate of 44.31%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

Like all money market funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
California 96.9%
ABN AMRO Munitops Certificates, 1.15%*, 7/5/2006 (b) (c)	2,000,000	2,000,000
Alameda County, Certificate Participation, 1.18%*, 9/1/2021 (c)	6,000,000	6,000,000
Alameda, Contra Costa School Financing Authority, Capital Improvement Financing Project, Series C, 1.25%*, 7/1/2025 (b)	470,000	470,000
California, General Obligation, 1.18%*, 10/1/2010 (b) (c)	1,500,000	1,500,000
California Department of Water, 0.9%, 4/8/2003	1,002,000	1,002,000
California East Bay Water Authority, 1.0%, 4/7/2003	1,000,000	1,000,000
California East Bay Water Authority, 1.0%, 6/2/2003	1,000,000	1,000,000
California East Bay Water Authority, 1.1%, 4/7/2003	1,600,000	1,600,000
California Health Facilities Financing Authority Revenue, Catholic Healthcare, Series C, 1.15%*, 7/1/2020 (b) (c)	300,000	300,000
California Health Facilities Financing Authority Revenue, Scripps Memorial Hospital, Series B, 1.08%*, 12/1/2015 (b) (c)	500,000	500,000
California Housing Finance Agency Revenue, Home Mortgage, Series F, AMT, 1.15%*, 2/1/2033 (b) (c)	2,100,000	2,100,000
California Housing Finance Agency Revenue, Series M, AMT, 1.11%*, 8/1/2019 (b) (c)	330,000	330,000
California Multi Family Housing Revenue, Arbors Apartments, Series A, 1.10%*, 12/15/2032 (b)	600,000	600,000
California Multi Family Housing Revenue, California Hills Apartments, Series A, AMT, 1.15%*, 12/15/2032 (b)	2,000,000	2,000,000
California Pollution Control Financing Authority, Browning-Ferris Industries, Series A, AMT, 1.15%*, 9/1/2019 (b)	500,000	500,000
California School Cash Reserve Program Authority, Series A, 3.0%, 7/3/2003 (c)	100,000	100,333
California State Department of Water Resources, Power Supply Revenue, Series B-2, 1.20%*, 5/1/2022 (b)	1,000,000	1,000,000
California State Department of Water Resources, Power Supply Revenue, Series B-4, 1.15%*, 5/1/2022 (b)	500,000	500,000
California State Department of Water Resources, Power Supply Revenue, Series B-5, 1.20%*, 5/1/2022 (b)	1,500,000	1,500,000
California Statewide Communities Development Authority, Multi Family Housing Revenue, Series W-3, AMT, 1.20%*, 4/1/2025 (b)	2,200,000	2,200,000
Contra Costa County, Multi Family Housing Revenue, Camara Circle Apartments, Series A, AMT, 1.15%*, 12/1/2032 (b)	175,000	175,000
Emeryville, Multi Family Housing Revenue, Bay Street Apartments, Series A, AMT, 1.16%*, 10/15/2042 (b)	1,000,000	1,000,000
Fremont, Certificate Participation, Capital Improvement Financing Project, 1.20%*, 8/1/2030 (b)	1,000,000	1,000,000
Fremont, Certificate Participation, Maintenance Center & Fire Project, 1.15%*, 8/6/2032 (b) (c)	2,000,000	2,000,000
Fullerton School District, 1.14%*, 8/1/2021 (b) (c)	2,000,000	2,000,000
Grant, Joint Union High School District, Certificate Participation, School Facilities Bridge Project, 1.15%*, 9/1/2015 (b) (c)	200,000	200,000
Grant, Joint Union High School District, Certificate Participation, School Facilities Bridge Project, 1.15%*, 9/1/2034 (b) (c)	200,000	200,000
Hayward, Multi Family Housing Revenue, Timbers Apartments, Series A, AMT, 1.16%*, 3/1/2033 (b)	500,000	500,000
Irvine, East Investment Revenue, 1.15%*, 12/1/2005 (b)	200,000	200,000
Irvine, Improvement Bond, Assessment District, 1.15%*, 9/2/2024 (b)	1,400,000	1,400,000
Irvine Ranch Water District Revenue, 1.15%*, 8/1/2016 (b)	1,400,000	1,400,000
Kern County, Certificate Participation, Kern Public Facilities Project, Series A, 1.10%*, 8/1/2006 (b)	100,000	100,000
Kern County, Certificate Participation, Kern Public Facilities Project, Series B, 1.10%*, 8/1/2006 (b)	355,000	355,000
Kern County, Certificate Participation, Kern Public Facilities Project, Series D, 1.10%*, 8/1/2006 (b)	700,000	700,000
Lancaster, Redevelopment Agency, Multi Family Housing Revenue, Westwood Park Apartments, Series K, 1.15%*, 12/1/2007 (b)	1,700,000	1,700,000
Los Angeles County, Capital Asset Lease Revenue, 1.0%, 6/5/2003	2,000,000	2,000,000
Los Angeles County Community Development, Certificate Participation, Willowbrook Project, 1.08%*, 11/1/2015 (b)	100,000	100,000
Los Angeles County, Metropolitan Transportation Authority, Sales Tax Revenue, 1.14%*, 7/1/2017	910,000	910,000
Los Angeles County, Tax & Revenue Anticipation Notes, Series A, 3.0%, 6/30/2003	1,100,000	1,104,142
Los Angeles, Water and Power Revenue, Subseries A-2, 1.10%*, 7/1/2035 (b)	500,000	500,000
Los Angeles, Water and Power Revenue, Subseries A-4, 1.15%*, 7/1/2035 (b)	400,000	400,000
Los Angeles, Water and Power Revenue, Subseries A-5, 1.10%*, 7/1/2035 (b)	1,100,000	1,100,000
Los Angeles, Water and Power Revenue, Subseries A-8, 1.20%*, 7/1/2035 (b)	1,500,000	1,500,000
Los Angeles, General Obligation, Series A, 2.5%, 9/1/2003 (c)	655,000	658,116
Los Angeles, Regional Airport Lease Revenue, Los Angeles International Airport, AMT, 1.22%*, 12/1/2025 (b)	470,000	470,000
Los Angeles, Regional Airport Revenue, Los Angeles International Airport, 1.19%*, 12/1/2025 (b)	5,037,900	5,037,900
Los Angeles, Union School District, Series B-12, 1.21%*, 1/1/2027 (b) (c)	1,000,000	1,000,000
Metropolitan Water District, Southern California Water Works Revenue, Series B-3, 1.15%*, 7/1/2035 (b)	1,050,000	1,050,000
Ojai Valley District, Waste Water Revenue, 2.0%, 9/1/2003 (c)	195,000	195,771
Orange County Water Authority, 0.95%, 4/9/2003	2,000,000	2,000,000
Orange County, Apartment Development Revenue, Capistrano Pointe, Series A, 1.15%*, 12/1/2029 (c)	1,500,000	1,500,000
Orange County, Apartment Development Revenue, Trabuco Highlands, Series D, 1.15%*, 12/1/2029 (c)	1,400,000	1,400,000
Pleasanton Union School District, 2.25%, 8/1/2003 (c)	810,000	812,278
Redlands Union School District, 2.0%, 7/1/2003 (c)	290,000	290,664
Sacramento County, Multi Family Housing Revenue, Chesapeake Commons, Series C, AMT, 1.16%*, 2/15/2031 (b)	500,000	500,000
Sacramento Municipal Utilities District, 1.0%, 4/7/2003	3,000,000	3,000,000
San Bernardino County, Certificate Participation, 1.18%*, 8/1/2028 (c)	2,000,000	2,000,000
San Bernardino County, Certificate Participation, Medical Center Financing Project, 1.11%*, 8/1/2026 (b) (c)	1,500,000	1,500,000
San Bernardino, Multi Family Housing Revenue, Silver Woods Apartments Project, AMT, 1.16%*, 5/1/2026 (b)	700,000	700,000
San Diego County Transportation, 1.05% 9/4/2003	2,000,000	2,000,000
San Francisco Bay Area, Rapid Transportation District, Sales Tax Revenue, 1.14%*, 1/1/2008 (b) (c)	1,250,000	1,250,000
San Francisco City & County International Airport, 4.0%, 5/1/2003 (c)	1,000,000	1,002,138
San Francisco City & County, Multi Family Housing Revenue, Orlando Cepeda Place, Series D, AMT, 1.25%*, 11/1/2033 (b)	280,000	280,000
San Francisco City & County, Multi Family Housing Revenue, Derek Silva Community, Series D, AMT, 1.25%*, 12/1/2019 (b)	1,000,000	1,000,000
San Francisco City & County, Public Utilities Commonwealth Clean Water Revenue, 1.21%*, 10/1/2022 (b) (c)	2,000,000	2,000,000
San Jose, Multi Family Housing Revenue, Almaden Lake Village Apartments, Series A, AMT, 1.16%*, 3/1/2032 (c)	500,000	500,000
Santa Clara, Electric Revenue, Series B, 1.10%*, 7/1/2010 (b) (c)	435,000	435,000
Simi Valley, Multi Family Housing Revenue, Lincoln Wood Ranch, 1.25%*, 6/1/2010 (b)	1,600,000	1,600,000
Stockton Health Facilities Revenue, Dameron Hospital Associates, Series A, 1.05%*, 12/1/2032 (b)	1,000,000	1,000,000
Triunfo County, Sanitation District Revenue, 1.30%*, 6/1/2019 (b)	190,000	190,000
Val Verde Union School District, Certificate Participation, Series C, 1.10%*, 10/1/2022 (b)	1,000,000	1,000,000
		81,118,342
District of Columbia 2.5%
District of Columbia, General Obligation, Series B, 1.20%*, 6/1/2030 (b) (c)	2,055,000	2,055,000
Guam 0.6%
Guam Power Authority, 1.0%, 4/7/2003	500,000	500,000
Total Investment Portfolio - 100.0% (Cost $83,673,342) (a)		83,673,342

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2003.
(a) The cost for federal income tax purposes was $83,673,342.
(b) Security incorporates a letter of credit or line of credit from a major bank.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 83,673,342
Cash	34,175
Interest receivable	150,741
Receivable for Fund shares sold	11,011
Other assets	5,565
Total assets	83,874,834
Liabilities
Dividends payable	6,407
Payable for Fund shares redeemed	10,942
Accrued management fee	35,931
Other accrued expenses and payables	138,104
Total liabilities	191,384
Net assets, at value	$ 83,683,450
Net Assets Net assets consist of:
Undistributed net investment income	98,383
Accumulated net realized gain (loss)	(6,309)
Paid-in capital	83,591,376
Net assets, at value	$ 83,683,450
Shares outstanding	83,590,409
Net asset value, offering and redemption price per share (net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Interest	$ 468,460
Expenses: Management fee	80,335
Services to shareholders	43,808
Custodian fees	1,245
Distribution service fees	120,502
Auditing	12,632
Trustees' fees and expenses	25,422
Reports to shareholders	33,828
Other	6,472
Total expenses, before expense reductions	324,244
Expense reductions	(199)
Total expenses, after expense reductions	324,045
Net investment income	144,415
Net realized gain (loss) on investment transactions	(4,679)
Net increase (decrease) in net assets resulting from operations	$ 139,736

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Increase (Decrease) in Net Assets
Operations: Net investment income	$ 144,415	$ 3,646,977
Net realized gain (loss) on investment transactions	(4,679)	-
Net increase (decrease) in net assets resulting from operations	139,736	3,646,977
Distributions to shareholders from: Net investment income	(267,641)	(3,408,875)
Fund share transactions: Proceeds from shares sold	91,524,826	1,694,497,739
Reinvestment of distributions	212,071	3,438,684
Cost of shares redeemed	(455,801,297)	(1,762,841,448)
Net increase (decrease) in net assets from Fund share transactions	(364,064,400)	(64,905,025)
Increase (decrease) in net assets	(364,192,305)	(64,666,923)
Net assets at beginning of period	447,875,755	512,542,678
Net assets at end of period (including undistributed net investment income of $98,383 and $221,609, respectively)	$ 83,683,450	$ 447,875,755
Other Information
Shares outstanding at beginning of period	447,654,810	512,559,835
Shares sold	91,524,825	1,694,497,739
Shares issued to shareholders in reinvestment of distributions	212,071	3,438,684
Shares redeemed	(455,801,297)	(1,762,841,448)
Net increase (decrease) in Fund shares	(364,064,401)	(64,905,025)
Shares outstanding at end of period	83,590,409	447,654,810

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.007	.02	.03	.02	.03
Less distributions from net investment income	(.004)	(.007)	(.02)	(.03)	(.02)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.36**	.67	2.24	2.76	2.15	2.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	448	513	577	402	165
Ratio of expenses before expense reductions (%)	.89*	.73	.79[b]	.72	.75	.74
Ratio of expenses after expense reductions (%)	.89*	.73	.76[b]	.72	.75	.74
Ratio of net investment income (%)	.40*	.72	2.23	2.75	2.14	2.66

a For the six months ended March 31, 2003 (Unaudited).
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .76% and .75%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $1,630 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003, the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed tax-exempt income	$ 262,237
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,630)
Net unrealized appreciation (depreciation) on investments	$ -

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 3,408,875

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Fund's average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.22% of the Fund's average daily net assets.

The Advisor has agreed for the period after June 30, 2003 until September 30, 2003 to waive fees and absorb other operating expenses of the Fund to the extent necessary to reduce the Fund's total operating expenses, expressed as an annual rate, in accordance with the following schedule: (a) for the month of July 2003, the reduction shall be 0.20%; (b) for the month of August 2003, the reduction shall be 0.10%; and (c) for the month of September 2003, the reduction shall be 0.05%. Thereafter, the fund will experience the full level of operating expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended March 31, 2003, the amount charged to the Fund by SISC aggregated $27,194, of which $7,280 is unpaid at March 31, 2003.

Effective January 15, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expense of such delegations are borne by SISC, not by the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Fund. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of the Fund. For the six months ended March 31, 2003, the Distribution Fee aggregated $120,502, of which $18,977 is unpaid at March 31, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2003, the Fund's custodian and transfer agent fees were reduced by $199 and $0, respectively, under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Redemption in Kind

On October 7, 2002, accounts held through a single broker dealer redeemed out of the Fund. The redemption was primarily paid "in-kind" totaling $405,513,890 which represented 90% of the Fund's net assets.

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Principal Underwriter
Scudder Distributors, Inc.
222 S. Riverside Plaza
Chicago, IL 60606

This report is not to be distributed unless preceded or accompanied by a Tax-Exempt California Money Market Fund prospectus.